EXHIBIT 99.1

Dolby Laboratories Reports Second Quarter Fiscal 2018 Financial Results

SAN FRANCISCO, April 24, 2018 (GLOBE NEWSWIRE) -- Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for the second quarter (Q2) of fiscal 2018. For the second quarter, Dolby reported total revenue of $301.4 million, compared to $267.5 million for the second quarter of fiscal 2017.

“We had another solid quarter with growth in several areas,” said Kevin Yeaman, President and CEO, Dolby Laboratories. “Both Samsung and Huawei adopted Dolby Atmos into their mobile phones, and we have continued expansion of Dolby Cinema entering Japan and adding another major exhibitor in China.”

Second quarter GAAP net income was $70.6 million, or $0.66 per diluted share, compared to net income of $50.6 million, or $0.49 per diluted share, for the second quarter of fiscal 2017. On a non-GAAP basis, second quarter net income was $83.5 million, or $0.78 per diluted share, compared to $65.1 million, or $0.63 per diluted share, for the second quarter of fiscal 2017. Dolby's non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

Dividend

Today, Dolby announced a cash dividend of $0.16 per share of Class A and Class B common stock, payable on May 16, 2018, to stockholders of record as of the close of business on May 7, 2018.

Financial Outlook

Q3 Fiscal 2018

Dolby is providing the following estimates for its third quarter (Q3) of fiscal 2018:

  Total revenue will range from $310 million to $320 million
  Gross margin percentages will be between 88.5 percent and 89.5 percent on a GAAP basis and between 89.5 percent and 90.5 percent on a non-GAAP basis
  Operating expenses will be between $190 million and $194 million on a GAAP basis and between $172 million and $176 million on a non-GAAP basis
  Diluted earnings per share will be between $0.64 and $0.70 on a GAAP basis and between $0.78 and $0.84 on a non-GAAP basis
  Effective tax rate will be between 20 percent and 23 percent on both a GAAP and non-GAAP basis

Fiscal Year 2018

Dolby is providing the following estimates for its fiscal 2018:

  Total revenue will range from $1.165 billion to $1.185 billion
  Gross margin percentages will be between 87.5 percent and 88.5 percent on a GAAP basis and between 88.5 percent and 89.5 percent on a non-GAAP basis
  Operating expenses will range from $744 million to $749 million on a GAAP basis and from $670 million to $675 million on a non-GAAP basis
  The ongoing tax rate for the remainder of fiscal 2018 will be between 20 percent to 23 percent on both a GAAP and non-GAAP basis

Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Q2 fiscal 2018 financial results for Dolby Laboratories at 2:00 p.m. PT (5:00 p.m. ET) on Tuesday, April 24, 2018. Access to the teleconference will be available over the Internet from http://investor.dolby.com/events.cfm or by dialing 1-800-239-9838. International callers can access the conference call at 1-323-794-2551.

A replay of the call will be available from 5:00 p.m. PT on Tuesday, April 24, 2018, until 9:00 p.m. PT on Tuesday, May 1, 2018, by dialing 1-844-512-2921 (international callers can access the replay by dialing 1-412-317-6671) and entering the confirmation code 5963100. An archived version of the teleconference will also be available on the Dolby Laboratories website, http://investor.dolby.com/events.cfm.

Non-GAAP Financial Information

To supplement Dolby's financial statements presented on a GAAP basis, Dolby provides certain non-GAAP financial measures to provide investors with an additional tool to evaluate Dolby's operating results in a manner that focuses on what Dolby's management believes to be its ongoing business operations. Specifically, we exclude the following as adjustments from one or more of our non-GAAP financial measures:

Stock-based compensation expense:  Stock-based compensation, unlike cash-based compensation, utilizes subjective and complex assumptions in the methodologies used to value the various stock-based award types that we grant. These assumptions may differ from those used by other companies. To facilitate more meaningful comparisons between our underlying operating results and those of other companies, we exclude stock-based compensation expense.

Amortization of acquisition-related intangibles:  We amortize intangible assets acquired in connection with acquisitions. These intangible assets consist of patents and technology, customer relationships, and other intangibles. We record amortization charges relating to these intangible assets in our GAAP financial statements, and we view these charges as items arising from pre-acquisition activities that are determined by the timing and valuation of our acquisitions. As these amortization charges do not directly correlate to our operations during any particular period, and often remain unchanged between reporting periods, we exclude these charges to facilitate an evaluation of our current operating results and comparisons to our past operating performance.

Restructuring charges:  Restructuring charges are costs associated with a formal restructuring plan and primarily relate to employee severance benefits and asset impairments. We exclude restructuring costs, including any adjustments to charges recorded in prior periods, as we believe that these costs are not representative of our normal operating activities and therefore, excluding these amounts enables a more effective comparison to our past operating performance.

Income tax adjustments:  We believe that excluding the income tax effect of the aforementioned non-GAAP adjustments provides a more accurate view of our underlying operating results to management and investors.

Impact from U.S. Tax Cuts and Jobs Act (Tax Reform):  The enactment of Tax Reform requires estimates based on Dolby's current understanding of the new tax laws. These charges are the result of a discrete and infrequent event that are not representative of current operating results and therefore, excluding these amounts enables a more effective comparison to our past operating performance.

Using the aforementioned adjustments, Dolby provides various non-GAAP financial measures including, but not limited to: non-GAAP net income, non-GAAP diluted earnings per share, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, and non-GAAP effective tax rate. Dolby's management believes it is useful for itself and investors to review both GAAP and non-GAAP measures to assess the performance of Dolby's business. Dolby's management does not itself, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby's GAAP financial statements as reported in its US Securities and Exchange Commission (SEC) filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on the Dolby Laboratories investor relations website, http://investor.dolby.com.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby's expected financial results for Q3 fiscal 2018 and fiscal 2018, our ability to advance our long-term objectives and future dividend payments are "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the Broadcast, PC, Consumer Electronics, Mobile, Cinema, and Other Markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby® technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby's receipt of royalty reports and payments from its licensees, including back payments; the impact of Tax Reform; the impact of changes in revenue recognition standards; timing of revenue recognition under licensing agreements and other contractual arrangements; Dolby's ability to develop, maintain, and strengthen relationships with industry participants; Dolby's ability to develop and deliver innovative technologies in response to new and growing markets; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; Dolby's ability to increase its revenue streams and to expand its business generally, and to expand its business beyond audio technologies to other technologies; risks associated with acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby's SEC filings and reports, including the risks identified under the section captioned "Risk Factors" in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) is based in San Francisco with offices in over 20 countries around the globe. Dolby transforms the science of sight and sound into spectacular experiences. Through innovative research and engineering, we create breakthrough experiences for billions of people worldwide through a collaborative ecosystem spanning artists, businesses, and consumers. The experiences people have - in Dolby Vision, Dolby Atmos, Dolby Cinema, Dolby Voice, and Dolby Audio - revolutionize entertainment and communications at the cinema, on the go, in the home, and at work.

Dolby, Dolby Atmos, Dolby Voice and the double-D symbol are registered trademarks of Dolby Laboratories. Dolby Cinema and Dolby Vision are trademarks of Dolby Laboratories. All other trademarks remain the property of their respective owners. DLB-F

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts; unaudited)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	March 30, 2018	March 31, 2017	March 30, 2018	March 31, 2017
Revenue:
Licensing	$273,143	$241,617	$531,159	$474,316
Products	22,665	20,713	47,598	48,924
Services	5,547	5,144	10,395	10,501
Total revenue	301,355	267,474	589,152	533,741

Cost of revenue:
Cost of licensing	10,610	8,796	19,869	16,917
Cost of products	15,603	13,988	32,638	31,708
Cost of services	4,746	4,193	9,328	8,319
Total cost of revenue	30,959	26,977	61,835	56,944

Gross margin	270,396	240,497	527,317	476,797

Operating expenses:
Research and development	59,493	58,341	115,937	115,859
Sales and marketing	74,019	75,620	144,168	146,795
General and administrative	50,747	43,253	99,032	84,793
Restructuring charges/(credits)	(167)	—	(364)	—
Total operating expenses	184,092	177,214	358,773	347,447

Operating income	86,304	63,283	168,544	129,350

Other income/expense:
Interest income	3,892	2,186	7,673	4,000
Interest expense	(29)	(37)	(64)	(63)
Other income/(expense), net	(684)	762	(1,836)	563
Total other income	3,179	2,911	5,773	4,500

Income before income taxes	89,483	66,194	174,317	133,850
Provision for income taxes	(18,718)	(15,467)	(185,030)	(29,549)
Net income/(loss) including controlling interest	70,765	50,727	(10,713)	104,301
Less: net (income) attributable to controlling interest	(134)	(137)	(278)	(337)
Net income/(loss) attributable to Dolby Laboratories, Inc.	$70,631	$50,590	$(10,991)	$103,964

Net income/(loss) per share:
Basic	$0.68	$0.50	$(0.11)	$1.02
Diluted	$0.66	$0.49	$(0.11)	$1.00
Weighted-average shares outstanding:
Basic	103,771	101,787	103,162	101,635
Diluted	107,001	103,883	103,162	103,867

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands; unaudited)

	March 30, 2018	September 29, 2017
ASSETS
Current assets:
Cash and cash equivalents	$705,519	$627,017
Restricted cash	8,082	7,351
Short-term investments	240,497	247,757
Accounts receivable, net	141,257	73,750
Inventories	24,066	25,051
Prepaid expenses and other current assets	35,244	30,508
Total current assets	1,154,665	1,011,434
Long-term investments	262,062	314,364
Property, plant and equipment, net	500,981	485,275
Intangible assets, net	191,340	189,648
Goodwill	316,558	311,087
Deferred taxes	141,580	190,915
Other non-current assets	39,453	30,831
Total assets	$2,606,639	$2,533,554

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$18,200	$14,373
Accrued liabilities	167,793	207,034
Income taxes payable	4,614	1,216
Deferred revenue	22,542	23,150
Total current liabilities	213,149	245,773
Long-term deferred revenue	37,430	36,425
Other non-current liabilities	202,082	107,514
Total liabilities	452,661	389,712

Stockholders’ equity:
Class A common stock	59	58
Class B common stock	43	43
Additional paid-in capital	113,827	61,331
Retained earnings	2,039,116	2,083,063
Accumulated other comprehensive (loss)	(5,616)	(7,753)
Total stockholders’ equity – Dolby Laboratories, Inc.	2,147,429	2,136,742
Controlling interest	6,549	7,100
Total stockholders’ equity	2,153,978	2,143,842
Total liabilities and stockholders’ equity	$2,606,639	$2,533,554

DOLBY LABORATORIES, INC.
INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands; unaudited)

	Fiscal Year-To-Date Ended
	March 30, 2018	March 31, 2017
Operating activities:
Net income/(loss) including controlling interest	$(10,713)	$104,301
Adjustments to reconcile net income/(loss) to net cash provided by operating activities:
Depreciation and amortization	40,684	44,061
Stock-based compensation	36,375	33,198
Amortization of premium on investments	1,472	1,376
Provision for doubtful accounts	1,607	1,010
Deferred income taxes	48,332	(8,856)
Other non-cash items affecting net income	977	160
Changes in operating assets and liabilities:
Accounts receivable	(69,018)	(13,538)
Inventories	(352)	(3,253)
Prepaid expenses and other assets	(12,732)	(11,280)
Accounts payable and other liabilities	(38,124)	495
Income taxes, net	99,861	11,089
Deferred revenue	324	85
Other non-current liabilities	(652)	480
Net cash provided by operating activities	98,041	159,328

Investing activities:
Purchases of investment securities	(129,456)	(98,789)
Proceeds from sales of investment securities	64,698	23,071
Proceeds from maturities of investment securities	118,874	66,171
Purchases of PP&E	(39,734)	(51,230)
Payments for business acquisitions, net of cash acquired	(6,563)	—
Purchase of intangible assets	(11,893)	(5,250)
Change in restricted cash	(731)	(2,107)
Net cash used in investing activities	(4,805)	(68,134)

Financing activities:
Proceeds from issuance of common stock	71,061	24,210
Repurchase of common stock	(34,993)	(50,000)
Payment of cash dividend	(32,956)	(28,494)
Distribution to controlling interest	(1,022)	(2,094)
Shares repurchased for tax withholdings on vesting of restricted stock	(19,946)	(15,799)
Net cash used in financing activities	(17,856)	(72,177)

Effect of foreign exchange rate changes on cash and cash equivalents	3,122	(2,621)
Net increase in cash and cash equivalents	78,502	16,396
Cash and cash equivalents at beginning of period	627,017	516,112
Cash and cash equivalents at end of period	$705,519	$532,508

GAAP to Non-GAAP Reconciliations
(in millions, except per share data); unaudited

The following tables present Dolby's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the second quarter of fiscal 2018 and 2017:

Net income:	Fiscal Quarter Ended
	March 30, 2018	March 31, 2017
GAAP net income	$70.6	$50.6
Stock-based compensation	17.7	15.9
Amortization of acquisition-related intangibles	1.9	3.8
Restructuring credits, net	(0.2)	—
Income tax adjustments	(6.5)	(5.2)
Non-GAAP net income	$83.5	$65.1

Diluted earnings per share:	Fiscal Quarter Ended
	March 30, 2018	March 31, 2017
GAAP diluted earnings per share	$0.66	$0.49
Stock-based compensation	0.16	0.16
Amortization of acquisition-related intangibles	0.02	0.03
Restructuring charges, net	—	—
Income tax adjustments	(0.06)	(0.05)
Non-GAAP diluted earnings per share	$0.78	$0.63

Shares used in computing diluted earnings per share	107	104

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the third quarter of fiscal 2018 and fiscal year 2018 included in this release:

Gross margin:	Q3 2018	Fiscal 2018
GAAP gross margin (low - high end of range)	88.5%-89.5%	87.5%-88.5%
Stock-based compensation	0.2%	0.2%
Amortization of acquisition-related intangibles	0.8%	0.8%
Non-GAAP gross margin (low - high end of range)	89.5%-90.5%	88.5%-89.5%

Operating expenses:	Q3 2018	Fiscal 2018
GAAP operating expenses (low - high end of range)	$190 - $194	$744 - $749
Stock-based compensation	(17.0)	(71.0)
Amortization of acquisition-related intangibles	(1.0)	(3.0)
Non-GAAP operating expenses (low - high end of range)	$172 - $176	$670 - $675

Diluted earnings per share:	Q3 2018
	Low	High
GAAP diluted earnings per share	$0.64	$0.70
Stock-based compensation	0.16	0.16
Amortization of acquisition-related intangibles	0.02	0.02
Income tax adjustments	(0.04)	(0.04)
Non-GAAP diluted earnings per share	$0.78	$0.84

Shares used in computing diluted earnings per share	107	107

Investor Contact:
Elena Carr
Dolby Laboratories
415-645-5583
investor@dolby.com

Media Contact:
Tony Carter
Dolby Laboratories
404-316-0201
tony.carter@dolby.com